Exhibit 99.4

NYSE American: BMNR Bitminetech.io Driving value through BTC treasury and multiple Bitcoin income streams.

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Forward Looking Statements This presentation contains forward - looking statements, including information about management's view of the Company’s future expectations, plans, and prospects . In particular, when used in the following discussion, the words “believes,” “expects,” “intends,” “plans,” “anticipates,” or “may,” and similar conditional expressions are intended to identify forward - looking statements . Any statements made in this presentation other than those of historical fact, about an action, event, or development, are forward - looking statements . These statements involve known and unknown risks, uncertainties, and other factors, which may cause the Company’s results to be materially different than those expressed or implied in such statements . Unknown or unpredictable factors could also have material adverse effects on the Company’s future results . The forward - looking statements included in this presentation are made only as of the date hereof . The Company cannot guarantee future results, levels of activity, performance, or achievements . Accordingly, you should not place undue reliance on these forward - looking statements . Finally, the Company undertakes no obligation to update these statements, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid by the Company . Presentation Information. This presentation highlights basic information about the Company. Because this presentation is a summary, it does not contain al l of the information that you should consider before investing. The Company files reports with the U.S. Securities and Exchange Commission (the “SEC”). B efore you invest, you should read the Company’s reports, particularly the Company’s Annual Report filed with the SEC on April 3,2025 including the risk factors therein, as w ell as all other SEC filings, as amended or updated from time to time. Copies of BitMine's filings with the SEC are available on the SEC's website at www.sec.gov. Except where otherwise indicated herein, the information provided herein is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of preparation . The recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . The recipient should consult its own counsel, tax advisors and financial advisors as to legal and other matters described herein . By reviewing this presentation, the recipient confirms that it is not relying upon the information contained herein to make any decision . This presentation does not purport to be all - inclusive or to contain all of the information that the recipient may require to make any decision . This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . The offering will only be made by means of a prospectus pursuant to a registration statement that is filed with the SEC after such registration statement becomes effective . Images in this presentation have been sourced from : https : //stockcake . com/info/about (The genesis of StockCake stems from a long - held vision of creating a free, comprehensive photo repository . ) Summary of Risk Factors . The Company faces risks, which include, but are not limited to the following : We have a history of losses and expect significant increases in our costs, expenses, and losses, and we expect to incur losses for at least the foreseeable future . The profitability of our proprietary mining operations is dependent on the price of bitcoin over which we have no control . Our assets are highly concentrated in a single asset which enhances the risk inherent in our strategy . We may not be able to obtain new hosting and transaction processing hardware or purchase such hardware at competitive prices during times of high demand . Our business is capital intensive, and we may not be able to obtain the necessary capital to maintain or expand our operations . Significant disruptions in the crypto asset markets may cause material impairment of the value and use of our miners . Adverse developments in the blockchain industry and in the blockchain hosting market could have a material adverse effect on our business, financial condition and results of operations . Due to the unregulated nature and lack of transparency surrounding the operations of many bitcoin trading venues, they may experience fraud, security failures or operational problems, which may adversely affect the value of our bitcoin . Regulatory changes may subject us to registration or compliance obligations that could impose substantial costs on us or prevent us from conducting our business as it is currently conducted . An active trading market for our common stock may never develop or be sustained . The price of our stock may be volatile and you could lose all or part of your investment . We have broad discretion in the use of our cash, including the net proceeds from this offering . You will suffer immediate dilution of your investment .

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• What is Bitcoin? • A purely digital currency — no banks, no intermediaries. All transactions are recorded on a transparent, tamper - proof ledger called the blockchain. • Why It’s Valuable: • Scarce: Only 21 million will ever exist. • Decentralized: Controlled by no government or company. • Secure: Verified by a global network, resistant to fraud and inflation. • Use Cases: Long - term investment, cross - border payments, and hedge against fiat currency risks. • How Bitcoin is Created: • Miners use powerful computers to validate transactions and add them to the blockchain. • Rewards: New Bitcoins are earned by solving complex puzzles — this is how new supply is created. • Mining Pools: Miners join forces and share rewards proportionally. • Infrastructure: Requires energy - intensive ASIC machines, often in low - cost power regions. • Why Mining Matters • It secures the entire Bitcoin network — ensuring all transactions are accurate, irreversible, and censorship - resistant. Bitcoin Mining Basics

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Hashrate is the total aggregate computational power used by miners to validate Bitcoin transactions and secure the network. • Unit of Measure: Hashrate is measured by how many hash calculations miners can perform per second. • Why It Matters: • Indicates network security and resilience, the higher hashrate makes the network more resistant to attacks. • Serves as a proxy for miner investment and confidence in Bitcoin. • How Rewards Work: • Miners contribute a specific amount of hashrate to the total network. • Most miners join mining pools, which aggregate hashrate to improve chances of earning rewards. • Rewards are distributed pro rata — miners receive Bitcoin in proportion to the share of network hashrate they contribute on a given day. • Tradability of Hashrate : • Hashrate can be bought or sold in the open market. • This occurs through direct contracts or financial derivatives. • Enables miners, investors, or operators to hedge risk or speculate on the future price/performance of Bitcoin mining power. • Current Context: • The Bitcoin network is currently operating at 865+ EH/s, near the highest level in history. 1 Understanding Bitcoin Hashrate Source: 1. https://ycharts.com/indicators/bitcoin_network_hash_rate

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Bitcoin’s Importance is Growing

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Source: Ark’s Big Ideas 2025 report Bitcoin Today, and Tomorrow “Bitcoin leaves Nvidia, Tesla, and other tech titans in the dust.” Bitcoin moved in tandem with high - growth tech stocks, especially the “Magnificent 7” (Apple, Microsoft, Nvidia, Amazon, Meta, Tesla, and Google parent company Alphabet) for years, often viewed by investors as a high - beta gauge of risk appetite. However, in recent years, particularly following the COVID - 19 crisis, Bitcoin has begun to assume a different role: that of a potential flight - to - safety asset.” 1 Source: 1. https://www.21shares.com/en - eu/research/bitcoin - leaves - nvidia - tesla - and - other - tech - titans - in - the - dust These price targets are NOT guarantees or assurances of future performance. Actual market prices may vary significantly from these targets due to a multitude of factors, including but not limited to market volatility, economic conditions, company - specific events, industry trends, geopolitical events, liquidity, regulations, and unforeseen circumstances.

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• A Fast - Growing Bitcoin Network Company. • Core Business: Combines capital - efficient Bitcoin mining with future growth of innovative Bitcoin financial products. • Growing Institutional Bitcoin Treasury. • Our Bitcoin Operations: • Company - owned immersion - cooled data centers. • Joint ventures with air - cooled data centers. • Active trading of mining hashrate . • Bitcoin mining, hashrate trading. • Mining, Mining - as - a - Service ( MaaS ). • Bitcoin treasury consulting. • Recent Developments: • On June 9, 2025, BitMine announced it made a purchase of 100 Bitcoin for its Bitcoin Treasury business line. Custodian Relationships: Who is BitMine ?

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BitMine in the News

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By Oscar Zarraga Perez May 19, 2025

BitMine Launches Bitcoin Treasury Advisory Practice, Secures $4M Deal with First Client

BitMine launches new Bitcoin Treasury Advisory Practice and secures a $4 million deal with its first client, surpassing its entire 2024 revenue.

Today, BitMine Immersion Technologies, Inc. (OTCQX: BMNRD) announced the launch of its Bitcoin Treasury Advisory Practice and a $4 million deal with a U.S. exchange-listed company. The deal saw Bitmine surpass its last year's total revenue in that single transaction alone, according to the announcement.

BitMine will provide "Mining as a Service" (MaaS) by leasing 3,000 Bitcoin ASIC miners to the client through December 30, 2025, in a $3.2 million lease deal, with $1.6 million paid upfront. Additionally, the client has signed an $800,000 consulting agreement for one year focusing on Bitcoin Mining-as-a-Service and Bitcoin Treasury Strategy.

"Currently, there are almost 100 public companies that have adopted Bitcoin as a treasury holding. We expect this number to grow in the future. As more companies adopt Bitcoin treasury strategies, the need for infrastructure, revenue generation, and expert guidance grows along with it," said Jonathan Bates, CEO of BitMine. "This single transaction is greater than our entire 2024 fiscal year revenue, and we feel there is an opportunity to acquire more clients in the near future as interest in Bitcoin ownership grows."

BitMine's first quarter 2025 results showed strong revenue growth, with GAAP revenue rising approximately 135% to $1.2 million, up from $511,000 in Q1 2024, supported by an expanded mining capacity of 4,640 miners as of November 30, 2024, compared to 1,606 the previous year. Despite this growth, the company reported a net loss of $3.9 million in Q1 2025, primarily due to a one-time, non-cash accounting adjustment related to preferred stock; excluding this charge, the adjusted loss was approximately $975,000, consistent with the prior year's results.

BitMine's new Bitcoin Treasury Advisory Practice, along with the $4 million deal, joins a trend among public companies exploring Bitcoin not just as a treasury asset but also as a source of revenue.

Mining Locations and Miner Count: • Silverton, Texas: 3,145 • Pecos, Texas: 145 • Trinidad & Tobago Site 1: 465 • Trinidad & Tobago Site 2: 60 • Trinidad & Tobago Site 3: 60 (Currently in Storage) Hashrate as a Financial Asset: • Synthetic mining lets participants buy mining power via contracts — no hardware needed. • Miners pre - sell hashrate ; buyers pay once in USD/BTC and receive daily BTC rewards. • Buyers aim to purchase hashrate at a discount to the expected future BTC payout. • 2023: Executed a hashrate transaction for 180 days. • 2024: Executed a hashrate transaction for 365 days. BitMine’s Hashrate Strategy: • Act as a buyer when public miners aggressively pre - sell at discounted rates. • Pre - sell its own future hashrate to fund new mining equipment without large upfront costs. Mining Operations

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Top 5 Miners by Revenue: • BitMine : 674% Revenue Growth from 2022 to 2024. • The top miners by revenue (CLSK, BTDR, MARA, FUFU, and CORZ) saw an average revenue growth of 153% over the same period. 1 • Each adopted various Bitcoin treasury plans and hold an average of 11,471 Bitcoin. 2 • However, the group experienced notable share dilution, with the average share count increasing by 94.7% between 2022 and 2024. 3 BitMine’s Edge & Approach: • Shareholder - first: Management are the largest shareholders. • Potential Revenue Diversification: Mining + MaaS + treasury consulting vs. Pure mining focus by top 5. • Capital efficiency: Higher percentage revenue growth on less significant CapEx . Source: 1. S&P CapIQ 2. https://bitcointreasuries.net/ 3. S&P CapIQ BitMine Vs Top 5 Miners

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Recent Developments: Upexi , Inc. (Nas: UPXI), DeFi Development Corp., (Nas: DFDV), Kindly MD, Inc. (Nas: KDLY), Cantor Equity Partners, Inc. (Nas: CEP). Unlocking Bitcoin Upside with a Scalable Capital Strategy Differentiated from Peers • Other issuers often provide unsecured convertibles, leaving bondholders vulnerable to broader company risk and no dedicated collateral protections. Focus on BTC Upside: • Shareholder - accretive growth with unique upside exposure per share to BTC price. BitMine’s Bitcoin Treasury Strategy is MSTR+++. MSTR’s Success: • MSTR’s Bitcoin holdings grew from 21,454 BTC in August 11, 2020 to 580,250 on May 26, 2025. 1 • Market cap increased from $1.3B to $101B+ during the same time period. 2 BitMine Strategy & Advantage: • Combines MSTR’s treasury model with mining and advisory revenue, ensuring resilience across market cycles. • Use of proceeds of public offering: Purchase bitcoin. • Impact: Strengthens balance sheet, supports long - term share price growth, aligns with Bitcoin adoption curve. Treasury Strategy & More Source: 1. https://bitbo.io/treasuries/microstrategy/ 2. S&P Capital IQ

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Corporate Mining Solutions for Public & Private Companies Turnkey Access to Bitcoin Mining: • Companies adding Bitcoin to their treasuries – many seek direct mining exposure without the operational burden. • BitMine’s MaaS delivers end - to - end mining infrastructure and management. BitMine MaaS Capabilities: • Hardware & Infrastructure • Sale or lease of mining machines and full deployment support. • Operational Management • Fleet oversight, uptime maximization, and pool payout optimization. • Financial & Compliance Support • GAAP - aligned reporting tools and treasury integration guidance. BTC Mining - as - a - Service ( MaaS )

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Helping Companies Manage Bitcoin Like a Financial Asset • BitMine offers a unique combination of Bitcoin knowledge and capital markets experience, helping companies navigate the complexities of corporate Bitcoin treasury management. • Security & Custody Solutions. • Regulatory & Compliance Expertise. • Risk Management & Hedging Strategies. • Institutional - Grade Expertise. • Customized Treasury Solutions. • Proactive Volatility Management. MaaS and Treasury consulting will tap into a $10B+ market. 1 • Corporate and country Bitcoin adoption is surging: • 91 public companies hold 720,728 BTC as of April 28, 2025. 2 • 9 countries own 529,705 BTC as of April 28, 2025. 2 On May 16, 2025, we entered a one - year, consulting agreement with a NYSE American - listed company focused on thermal and battery safety technologies, providing full support for their bitcoin mining operations, including miner management, hosting, repairs, market analysis, and treasury advisory. Treasury Strategic Consulting Source: 1. “Corporate Bitcoin Adoption,” Bloomberg Intelligence, 2024 2. https://treasuries.bitbo.io

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Bitcoin Treasury Strategy: • Accumulate BTC. Focus on BTC Upside. Become the leading buy - side acquirer of hashrate : • Scaling mining exposure without major infrastructure costs. Build the #1 Mining - as - a - Service ( MaaS ) platform: • Empowering corporations to participate in mining. Lead institutional adoption: • Treasury advisory and Bitcoin - denominated financial products. Continue to innovate new revenue streams: • Support mass adoption of Bitcoin, both in - house and via acquisition. Strategic Vision

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Jonathan Bates CEO & Chairman Jonathan, a former Managing Director at J.P. Morgan Securities, has over 30 years of financial industry experience. His expertise lies in analyzing market interrelations, institutional trading, and multi - asset portfolios, which are vital to the organization's operations. He graduated with a degree in Business Finance from the University of Texas at Austin. Michael Maloney Director Michael is the former CFO of Coinmint and an Adjunct Professor at Fordham Law School, where he teaches Bitcoin and Digital Asset Regulation. He played a pivotal role in co - founding Galaxy Digital, the first merchant bank serving the blockchain space, and was a founding member of Ernst & Young’s Distributed Ledger Technology group. Raymond Mow CFO & Director Raymond has over 28 years of financial industry experience, most recently as Managing Director of Fixed Income at First Foundation Advisers, managing $2.3 billion. He was also a Senior Portfolio Manager at Highmark Capital Management, overseeing $2 billion. Deep Wall Street, Crypto Experience Management & Board Lori Love Director Lori Love is a CPA with over 20 years in accounting and finance. She has held "C" level roles in various sectors, including cryptocurrency and healthcare. As CFO of CleanSpark , Inc. from October 2019 to December 2021, she managed financial strategy and SEC reporting. She holds a BBA in Accounting from the University of Nevada, Las Vegas.

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Ryan Ramnath COO Ryan is the former CEO of Bitflair and a graduate of the University of Toronto with a degree in Mechanical Engineering – High Distinction. He has five years of experience in the oil and gas industry across upstream and downstream sectors. As a co - founder of Bitflair , he successfully launched its first liquid - cooled mine in Trinidad. Sam Jorgensen Director of Mining Ops. Samuel is the former CFO of Bitflair and attended the Schulich School of Business in Toronto. He has held financial management roles in cryptocurrency mining and commercial construction, with expertise in accounting and hands - on experience in data networking and mining infrastructure since co - founding Bitflair in 2017. Erik Nelson President Erik is a finance professional with extensive experience in securities markets and investment banking, including capital markets, project management, corporate governance, SEC regulations, financial modeling, mergers and acquisitions, and financial analysis. Deep Wall Street, Crypto Experience Management & Board Seth Bayles Director Seth is a Corporate Attorney with over 20 years of experience practicing in the areas of entertainment, finance, technology, and commercial contracts. He has his B.A. in Economics and History from Brandeis University, his J.D. from Emory University School of Law, and his L.L.M. from the Georgetown University Law Center.

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6 months ended Feb. 29, 2024 6 months ended Feb. 28, 2025 Year ended Aug. 31, 2022 Year ended Aug. 31, 2023 Year ended Aug. 31, 2024 Revenues $ 190,192 $ 717,147 394,700 $ 244,036 231,133 Sales of mining equipment 21,980 - 23,644 12,020 48,305 Hosting 1,190,749 2,001,105 9,325 389,222 3,030,910 Self - mining 1,402,921 2,718,252 $ 427,669 645,278 3,310,348 Total Revenues Operating Costs 180,891 670,000 355,407 87,080 180,891 Cost of sales mining equipment 779,791 1,623,331 194,765 326,630 2,330,752 Cost of sales self - mining 14,534 - 6,527 9,098 37,678 Cost of sales hosting 457,901 358,319 - 470,705 923,545 Depreciation $1,686,295 2,222,563 1,585,154 2,635,553 3,208,513 Total Operating Expenses (1,258,591) (1,797,641) $ (1,714,184) (2,413,083) (2,447,485) Operating Income (Loss) (1,830,522) (2,131,629) $ (2,005,233) (2,464,884) (3,292,503) Net Income (Loss) From 2022 to 2024, 674% Revenue Growth compared to the top miners by revenue (CLSK, BTDR, MARA, FUFU, and CORZ) which grew an average total growth of 153% over the same period. 1 Income Statement Source: 1. S&P CapIQ

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As of Feb 28, 2025 1,2 $ 16,632,951 Cash and Cash Equivalents 23,650,676 Total Assets 1,000,000 Total Debt 3,273,527 Total Liabilities 19,003,149 Total Stockholders’ Equity As of June 6, 2025 2 6,259,693 Common Stock 113,780 Warrants (WAEP: $11.65) 6,373,473 Fully Diluted Shares Outstanding Summary Balance Sheet & Cap Table 1. Includes the repayment of the $685,461 Loan Payable to Luxor, which occurred on May 22, 2025. 2. On an as adjusted basis to give effect to (i) the sale of 2,250,000 shares of common stock at a public offering price of $8.0 0 p er share, (ii) the conversion of approximately $796,190 of debt due to an affiliate into 99,523 shares of common stock at the public offering price, and (iii) the assignment of approximately $600,000 of notes receivable due to us in satis fac tion of approximately $600,000 of debt due from us to an affiliate.

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• Compelling Market Opportunity for a Diversified Bitcoin Focused Strategy: • Bitcoin Scarcity - only 21M BTC will ever exist; ~19.86M (94.6%) mined as of May 5, 2025. 1 • Macro Tailwinds: Surging corporate (91 public companies, 720,728 BTC) and sovereign (9 countries, 529,705 BTC) adoption as of April 28, 2025. 2 • Unique Positioning in the Public Company Bitcoin Space : • Hybrid mining - treasury model with diversified, high - margin revenue from mining, trading, advisory, and financial products. • Multi - pronged strategy to generate value in bull and bear cycles and serving rising corporate Bitcoin demand via MaaS and treasury consulting. • Undervalued Opportunity : We believe Bitmine has an attractive valuation compared to peers like MicroStrategy and top public miners. • Experienced Leadership : Capital markets and Bitcoin veterans with deep expertise and adept at navigating volatility. Source: 1. https://www.blockchain.com/charts/total - bitcoins 2. https://treasuries.bitbo.io Investment Highlights

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Driving value through BTC treasury and multiple Bitcoin income streams. Jonathan Bates CEO & Chairman Email: jbates@bitminetech.io Proposed Ticker: NYSE American: BMNR Website: bitminetech.io

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